UST Form 11-MOR (12/01/2021) 1 UNITED STATES BANKRUPTCY COURT DISTRICT OF Delaware In Re. EPI Health, LLC Debtor(s) § § § § Case No. 23-10938 Lead Case No. 23-10937 Jointly Administered Monthly Operating Report Chapter 11 Reporting Period Ended: 09/30/2023 Petition Date: 07/17/2023 Months Pending: 3 Industry Classification: 4 2 4 2 Reporting Method: Accrual Basis Cash Basis Debtor's Full-Time Employees (current): 0 Debtor's Full-Time Employees (as of date of order for relief): 1 Supporting Documentation (check all that are attached): (For jointly administered debtors, any required schedules must be provided on a non-consolidated basis for each debtor) Statement of cash receipts and disbursements Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit Statement of operations (profit or loss statement) Accounts receivable aging Postpetition liabilities aging Statement of capital assets Schedule of payments to professionals Schedule of payments to insiders All bank statements and bank reconciliations for the reporting period Description of the assets sold or transferred and the terms of the sale or transfer Signature of Responsible Party Printed Name of Responsible Party Date Address /s/ Scott Jones 10/23/2023 Scott Jones Morris, Nichols, Arsht & Tunnell LLP 1201 North Market Street, PO Box 1347 Wilmington, DE 19899-1347 STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R. § 1320.4(a)(2) applies. Case 23-10937-LSS Doc 382 Filed 10/23/23 Page 1 of 17 Exhibit 99.2

UST Form 11-MOR (12/01/2021) 2 Debtor's Name EPI Health, LLC Case No. 23-10938 Part 1: Cash Receipts and Disbursements Current Month Cumulative a. Cash balance beginning of month $2,275,684 b. Total receipts (net of transfers between accounts) $2,882,594 $5,339,292 c. Total disbursements (net of transfers between accounts) $344,684 $550,085 d. Cash balance end of month (a+b-c) $4,813,594 e. Disbursements made by third party for the benefit of the estate $0 $0 f. Total disbursements for quarterly fee calculation (c+e) $344,684 $550,085 Part 2: Asset and Liability Status Current Month (Not generally applicable to Individual Debtors. See Instructions.) a. Accounts receivable (total net of allowance) $4,850,798 b. Accounts receivable over 90 days outstanding (net of allowance) $1,312,860 c. Inventory ( (attach explanation))Book Market Other $1,363,048 d Total current assets $12,442,109 e. Total assets $22,812,064 f. Postpetition payables (excluding taxes) $-1,556,587 g. Postpetition payables past due (excluding taxes) $0 h. Postpetition taxes payable $0 i. Postpetition taxes past due $0 j. Total postpetition debt (f+h) $-1,556,587 k. Prepetition secured debt $0 l. Prepetition priority debt $0 m. Prepetition unsecured debt $27,517,898 n. Total liabilities (debt) (j+k+l+m) $25,961,311 o. Ending equity/net worth (e-n) $-3,149,247 Part 3: Assets Sold or Transferred Current Month Cumulative a. Total cash sales price for assets sold/transferred outside the ordinary course of business $0 $0 b. Total payments to third parties incident to assets being sold/transferred outside the ordinary course of business $0 $0 c. Net cash proceeds from assets sold/transferred outside the ordinary course of business (a-b) $0 $0 Part 4: Income Statement (Statement of Operations) Current Month Cumulative (Not generally applicable to Individual Debtors. See Instructions.) a. Gross income/sales (net of returns and allowances) $44,128 b. Cost of goods sold (inclusive of depreciation, if applicable) $14,695 c. Gross profit (a-b) $29,433 d. Selling expenses $0 e. General and administrative expenses $1,509,619 f. Other expenses $0 g. Depreciation and/or amortization (not included in 4b) $0 h. Interest $0 i. Taxes (local, state, and federal) $0 j. Reorganization items $-11,587,309 k. Profit (loss) $-13,067,495 $-14,074,619 Case 23-10937-LSS Doc 382 Filed 10/23/23 Page 2 of 17

UST Form 11-MOR (12/01/2021) 3 Debtor's Name EPI Health, LLC Case No. 23-10938 Part 5: Professional Fees and Expenses Approved Current Month Approved Cumulative Paid Current Month Paid Cumulative a. Debtor's professional fees & expenses (bankruptcy) Aggregate Total Itemized Breakdown by Firm Firm Name Role i ii iii iv v vi vii viii ix x xi xii xiii xiv xv xvi xvii xviii xix xx xxi xxii xxiii xxiv xxv xxvi xxvii xxviii xxix xxx xxxi xxxii xxxiii xxxiv xxxv xxxvi Case 23-10937-LSS Doc 382 Filed 10/23/23 Page 3 of 17

UST Form 11-MOR (12/01/2021) 4 Debtor's Name EPI Health, LLC Case No. 23-10938 xxxvii xxxvii xxxix xl xli xlii xliii xliv xlv xlvi xlvii xlviii xlix l li lii liii liv lv lvi lvii lviii lix lx lxi lxii lxiii lxiv lxv lxvi lxvii lxviii lxix lxx lxxi lxxii lxxiii lxxiv lxxv lxxvi lxxvii lxxvii Case 23-10937-LSS Doc 382 Filed 10/23/23 Page 4 of 17

UST Form 11-MOR (12/01/2021) 5 Debtor's Name EPI Health, LLC Case No. 23-10938 lxxix lxxx lxxxi lxxxii lxxxii lxxxiv lxxxv lxxxvi lxxxvi lxxxvi lxxxix xc xci xcii xciii xciv xcv xcvi xcvii xcviii xcix c ci Approved Current Month Approved Cumulative Paid Current Month Paid Cumulative b. Debtor's professional fees & expenses (nonbankruptcy) Aggregate Total $0 $0 $0 $0 Itemized Breakdown by Firm Firm Name Role i Pharmaceutical Project SolutioOther $0 $0 $0 $0 ii iii iv v vi vii viii ix x xi xii xiii xiv 1 Case 23-10937-LSS Doc 382 Filed 10/23/23 Page 5 of 17

UST Form 11-MOR (12/01/2021) 6 Debtor's Name EPI Health, LLC Case No. 23-10938 xv xvi xvii xviii xix xx xxi xxii xxiii xxiv xxv xxvi xxvii xxviii xxix xxx xxxi xxxii xxxiii xxxiv xxxv xxxvi xxxvii xxxvii xxxix xl xli xlii xliii xliv xlv xlvi xlvii xlviii xlix l li lii liii liv lv lvi Case 23-10937-LSS Doc 382 Filed 10/23/23 Page 6 of 17

UST Form 11-MOR (12/01/2021) 7 Debtor's Name EPI Health, LLC Case No. 23-10938 lvii lviii lix lx lxi lxii lxiii lxiv lxv lxvi lxvii lxviii lxix lxx lxxi lxxii lxxiii lxxiv lxxv lxxvi lxxvii lxxvii lxxix lxxx lxxxi lxxxii lxxxii lxxxiv lxxxv lxxxvi lxxxvi lxxxvi lxxxix xc xci xcii xciii xciv xcv xcvi xcvii xcviii Case 23-10937-LSS Doc 382 Filed 10/23/23 Page 7 of 17

UST Form 11-MOR (12/01/2021) 8 Debtor's Name EPI Health, LLC Case No. 23-10938 xcix c c. All professional fees and expenses (debtor & committees) $0 Part 6: Postpetition Taxes Current Month Cumulative a. Postpetition income taxes accrued (local, state, and federal) $0 $0 b. Postpetition income taxes paid (local, state, and federal) $0 $0 c. Postpetition employer payroll taxes accrued $0 $3,307 d. Postpetition employer payroll taxes paid $5,583 $11,455 e. Postpetition property taxes paid $0 $0 f. Postpetition other taxes accrued (local, state, and federal) $0 $0 g. Postpetition other taxes paid (local, state, and federal) $0 $0 Part 7: Questionnaire - During this reporting period: a. Were any payments made on prepetition debt? (if yes, see Instructions) Yes No b. Yes NoWere any payments made outside the ordinary course of business without court approval? (if yes, see Instructions) c. Yes NoWere any payments made to or on behalf of insiders? d. Yes NoAre you current on postpetition tax return filings? e. Yes NoAre you current on postpetition estimated tax payments? f. Were all trust fund taxes remitted on a current basis? Yes No g. Yes NoWas there any postpetition borrowing, other than trade credit? (if yes, see Instructions) h. Were all payments made to or on behalf of professionals approved by the court? Yes No N/A i. Do you have: Worker's compensation insurance? Yes No If yes, are your premiums current? Yes No N/A (if no, see Instructions) Casualty/property insurance? Yes No If yes, are your premiums current? Yes No N/A (if no, see Instructions) General liability insurance? Yes No If yes, are your premiums current? Yes No N/A (if no, see Instructions) j. Has a plan of reorganization been filed with the court? Yes No k. Has a disclosure statement been filed with the court? Yes No l. Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. § 1930? Yes No [1] Pharmaceutical Project Solutions was erroneously included as an OCP professional in prior filings; after further review of ongoing services and activities performed, it has been deemed not to meet the criteria for an OCP professional. Case 23-10937-LSS Doc 382 Filed 10/23/23 Page 8 of 17

UST Form 11-MOR (12/01/2021) 9 Debtor's Name EPI Health, LLC Case No. 23-10938 Part 8: Individual Chapter 11 Debtors (Only) a. Gross income (receipts) from salary and wages $0 b. Gross income (receipts) from self-employment $0 c. Gross income from all other sources $0 d. Total income in the reporting period (a+b+c) $0 e. Payroll deductions $0 f. Self-employment related expenses $0 g. Living expenses $0 h. All other expenses $0 i. Total expenses in the reporting period (e+f+g+h) $0 j. Difference between total income and total expenses (d-i) $0 k. List the total amount of all postpetition debts that are past due $0 l. Are you required to pay any Domestic Support Obligations as defined by 11 U.S.C § 101(14A)? Yes No m. Yes No N/AIf yes, have you made all Domestic Support Obligation payments? Privacy Act Statement 28 U.S.C. § 589b authorizes the collection of this information, and provision of this information is mandatory under 11 U.S.C. §§ 704, 1106, and 1107. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6). The United States Trustee will also use this information to evaluate a chapter 11 debtor's progress through the bankruptcy system, including the likelihood of a plan of reorganization being confirmed and whether the case is being prosecuted in good faith. This information may be disclosed to a bankruptcy trustee or examiner when the information is needed to perform the trustee's or examiner's duties or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee's systems of records notice, UST-001, "Bankruptcy Case Files and Associated Records." See 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http:// www.justice.gov/ust/eo/rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F). I declare under penalty of perjury that the foregoing Monthly Operating Report and its supporting documentation are true and correct and that I have been authorized to sign this report on behalf of the estate. /s/ Paula Brown Stafford Signature of Responsible Party CEO Printed Name of Responsible Party 10/23/2023 DateTitle Paula Brown Stafford Case 23-10937-LSS Doc 382 Filed 10/23/23 Page 9 of 17

UST Form 11-MOR (12/01/2021) 10 Debtor's Name EPI Health, LLC Case No. 23-10938 PageOnePartOne PageOnePartTwo PageTwoPartOne PageTwoPartTwo Case 23-10937-LSS Doc 382 Filed 10/23/23 Page 10 of 17

UST Form 11-MOR (12/01/2021) 11 Debtor's Name EPI Health, LLC Case No. 23-10938 Bankruptcy51to100 NonBankruptcy1to50 NonBankruptcy51to100 Bankruptcy1to50 Case 23-10937-LSS Doc 382 Filed 10/23/23 Page 11 of 17

UST Form 11-MOR (12/01/2021) 12 Debtor's Name EPI Health, LLC Case No. 23-10938 PageFour PageThree Case 23-10937-LSS Doc 382 Filed 10/23/23 Page 12 of 17

EPI Health, LLC Balance Sheet [1] As of September 30, 2023 Cash and cash equivalents 4,813,594$ Trade accounts receivable, net 4,850,798 Inventory, net 1,363,048 Prepaid expenses and other current assets 1,414,669 TOTAL CURRENT ASSETS 12,442,109 Intangible Assets, Net 10,369,955 TOTAL ASSETS 22,812,064$ Accounts payable 19,980,103$ Accrued expenses 5,981,208 TOTAL CURRENT LIABILITIES 25,961,311 Other long-term liabilities 494,070 Due to/from Novan, Inc. (13,128,691) [2] TOTAL LIABILITIES 13,326,690 Additional paid-in capital 32,045,966 Accumulated deficit (22,560,592) TOTAL EQUITY 9,485,374 TOTAL LIABILITIES & EQUITY 22,812,064$ Footnote: [2] This line item includes an intercompany balance generated post-petition related to the NVN Liquidation, Inc. (f/k/a Novan, Inc.) joint administration of case 23-10937 and 23-10938 totaling $4.4 million. As part of the joint administration of the bankruptcy proceedings, certain transactions and amounts have been recorded on the books and records of NVN Liquidation, Inc. rather than EPI Health, LLC, due to the nature of the underlying general ledger and accounting system. Post-petition adjustments specifically impacting either Debtor have been reflected within the intercompany account balances accordingly. [1] Assets and liabilities associated with the Minolira, Cloderm and Wynzora products are included in this balance sheet at historical carrying values. Case 23-10937-LSS Doc 382 Filed 10/23/23 Page 13 of 17

EPI Health, LLC Statement of Operations Reporting Period: September 1 to September 30, 2023 Net product sales 44,128$ [1] License and collaboration revenue - TOTAL REVENUE 44,128 Cost of goods sold 14,696 [2] GROSS PROFIT 29,433 Sell, General & Administrative 1,509,619 Amortization expense - TOTAL OPERATING EXPENSES 1,509,619 Interest Expense - Loss on Sale of Assets 11,587,309 [3] NET INCOME (LOSS) (13,067,495)$ Footnote: [1] This amount represents adjusting entries made to gross-to-net accruals. Adjustments flow through the statement of operations as they occur. [2] This amount represents adjusting entries made to cost of goods sold related to the prior periods. Adjustments flow through the statement of operations as they occur. [3] As part of the joint administration of the bankruptcy proceedings, certain transactions and amounts have been recorded on the books and records of NVN Liquidation, Inc. (23-10937) rather than EPI Health, LLC (23-10938), due to the nature of the underlying general ledger and accounting system. Post-petition adjustments specifically impacting either Debtor have been reflected within the intercompany account balances accordingly. Case 23-10937-LSS Doc 382 Filed 10/23/23 Page 14 of 17

EPI Health, LLC Statement of Cash Receipts and Disbursements Summary (Cash Basis) Reporting Period: September 1 to September 30, 2023 BEGINNING CASH BALANCE 2,275,684$ Receipts: Transfers from Novan, Inc. related to asset sales 2,445,670 [1] Transfers from Novan, Inc. 342,000 Accounts receivable 94,924 TOTAL RECEIPTS 2,882,594 Operating Disbursements: Intellectual property activities 45,744 Third-party logistics provider 46,645 Regulatory activities and services 150,386 Market related activities and services 101,909 TOTAL DISBURSEMENTS 344,684 NET CASH FLOW 2,537,910 ENDING CASH BALANCE 4,813,594$ Footnote: [1] As part of the joint administration of the bankruptcy proceedings, certain transactions and amounts have been recorded on the books and records of NVN Liquidation, Inc. rather than EPI Health, LLC, due to the nature of the underlying general ledger and accounting system. Post- petition adjustments specifically impacting either Debtor have been reflected within the intercompany account balances accordingly. Case 23-10937-LSS Doc 382 Filed 10/23/23 Page 15 of 17

EPI Health, LLC Summary of Cash Book Balances As of September 30, 2023 Cash and cash equivalents Account Description Bank Account Number Last 4 Digits Book Balance as of 9/30/2023 Operational Silicon Valley Bank 9806 3,702$ [1] Lockbox Bank of America 1379 94,924 DIP Deposit East West Bank 0007 4,714,969 4,813,594$ Footnotes: [1] This account, while owned by parent Debtor, Novan, Inc., is used to track operational activities related to EPI Health, LLC. Case 23-10937-LSS Doc 382 Filed 10/23/23 Page 16 of 17

EPI Health, LLC Summary of Intercompany Balances Reporting Period: September 1 to September 30, 2023 Pre-petition Post-petition Total BEGINNING BALANCE 13,670,303$ (292,715)$ 13,377,588$ [1] Additions: Transactions related to asset sales - 4,363,403 4,363,403 TOTAL ADDITIONS - 4,363,403 4,363,403 Reductions: Operating transactions - 556,638 556,638 Impairment of goodwill 4,055,662 - 4,055,662 TOTAL REDUCTIONS 4,055,662 556,638 4,612,300 NET ACTIVITY (4,055,662) 3,806,765 (248,897) ENDING BALANCE 9,614,641$ 3,514,050$ 13,128,691$ Footnote: [1] Certain intercompany balance generated post-petition relate to the NVN Liquidation, Inc. (f/k/a Novan, Inc.) joint administration of Case 23-10937 and Case 23-10938. As part of the joint administration of the bankruptcy proceedings, certain transactions and amounts have been recorded on the books and records of NVN Liquidation, Inc. rather than EPI Health, LLC, due to the nature of the underlying general ledger and accounting system. Post-petition adjustments specifically impacting either Debtor have been reflected within the intercompany account balances accordingly. Prior to the petition date, the Debtors recorded intercompany assets and liabilities through one intercompany account. The intercompany account recorded transactions, including, but not limited to, transfers of cash, disbursements and other financial reporting adjustments related to the operations of the Debtor and its subsidiaries on a consolidated basis. The pre-petition intercompany balance was generated by transactions which were based on the consolidated operations of the Debtors, not on an arm's length basis. For example, there were no intercompany allocation of certain operating and non-operating expenses to EPI Health, LLC from NVN Liquidation, Inc. Such allocations, if recorded, would have impacted the pre-petition intercompany balances. Case 23-10937-LSS Doc 382 Filed 10/23/23 Page 17 of 17